================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[X]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                            SELECT ADVISORS TRUST A
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

PRELIMINARY COPY                                                DRAFT-12/14/98

                         TOUCHSTONE GROWTH & INCOME FUND
                      (a series of Touchstone Series Trust)

                                 311 Pike Street
                             Cincinnati, Ohio 45202
                                  800-669-2796


                            NOTICE OF SPECIAL MEETING

         Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of Touchstone Growth & Income Fund (the "Fund"), a separate series of Touchstone Series Trust (the "Trust"), will be held on January 28, 1999 at 10:00 a.m., Cincinnati Time, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio 45202. At the Meeting, shareholders of the Fund will be asked to consider and collectively vote upon the following:

         (1) To approve or disapprove a new sub-advisory agreement (the "January 1999 Agreement") between Touchstone Advisors, Inc. (the "Advisor") and Scudder Kemper Investments, Inc. ("Scudder Kemper") pursuant to which Scudder Kemper will act as sub-advisor with respect to the assets of the Fund.

         (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on January 5, 1999, are entitled to notice of, and to vote at, the Meeting. The accompanying Proxy Statement contains more information about the Meeting. Whether you plan to attend the Meeting or not, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

         By Order of the Board of Trustees of the Trust.


                                                Andrew S. Josef
                                                Secretary
Cincinnati, Ohio
January 5, 1999

PRELIMINARY COPY                                               DRAFT-12/14/98
                         TOUCHSTONE GROWTH & INCOME FUND
                      (a series of Touchstone Series Trust)

                                 311 Pike Street
                             Cincinnati, Ohio 45202
                                  800-669-2796


                                 PROXY STATEMENT

         This Proxy Statement is furnished by Touchstone Series Trust (the "Trust") to the Class A, Class C and Class Y shareholders (the "Fund Shareholders" or the "Shareholders") of its Touchstone Growth & Income Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board of Trustees" or the "Trustees") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a Special Meeting of Fund Shareholders (the "Meeting") to be held on January 28, 1999 at 10:00 a.m., Cincinnati Time, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Fund Shareholders on or about January __, 1999.

         At the Meeting, Shareholders will be asked to consider and vote upon the following:

         (1) To approve or disapprove a new portfolio advisory agreement (the "January 1999 Agreement") between Touchstone Advisors, Inc. (the "Advisor") and Scudder Kemper Investments, Inc. ("Scudder Kemper") pursuant to which Scudder Kemper will act as sub-advisor with respect to the assets of the Fund.

         (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Only Shareholders of record at the close of business on January 5, 1999 (the "Record Date") will be entitled to vote at the Meeting.

REQUIRED VOTE AND BOARD RECOMMENDATION

         The affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of the Fund is required to approve the January 1999 Agreement. The vote of a "majority of the outstanding voting securities" of the Fund means the lesser of (1) the vote of 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy at the Meeting, or (2) the vote of more than 50% of the shares of the Fund.

               THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT
            SHAREHOLDERS VOTE TO APPROVE THE JANUARY 1999 AGREEMENT.

CERTAIN SHARE OWNERSHIP INFORMATION

         The following share ownership information is presented as of the Record Date. WSLAC refers to Western-Southern Life Assurance Company. WSLAC has indicated that it intends to vote at the Meeting for the approval of the January 1999 Agreement.

                                                                                             Percentage of Total
                                                                Percentage of Total         Outstanding Shares of
                                     Number of Shares        Outstanding Shares of the       Class or Fund Owned
                                       Outstanding                    Fund                         by WSLAC
----------------------------- ----------------------------- ---------------------------- ----------------------------
Class A Shares                          00000.00

Class C Shares

Class Y Shares                                                                                      100.00%

Total Fund Shares                                                    100.00%

CERTAIN VOTING MATTERS

         Each share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote. Shareholders of each of the three classes of shares will vote together.

         The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted FOR the proposal. With respect to any other matters (none of which are now known to the Trust's Board of Trustees) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.

         If a Shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote on the proposal for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the Meeting for quorum purposes but not entitled to vote with respect to the proposal and thus will also have the effect of a negative vote on the proposal.

         A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

                             APPROVAL OR DISAPPROVAL
                      OF THE JANUARY 1999 AGREEMENT BETWEEN
                         THE ADVISOR AND SCUDDER KEMPER

INTRODUCTION

         The Fund's investment advisor is Touchstone Advisors, Inc. (the "Advisor"). The Advisor, on behalf of the Fund, has engaged Scudder Kemper to manage the investments of the Fund. The Meeting has been called for the purpose of considering a new sub-advisory agreement (the "January 1999 Agreement") between the Advisor, on behalf of the Fund, and Scudder Kemper.

BACKGROUND

         Before January 1, 1999, the Trust was known as Select Advisors Trust A and the Fund was known as Touchstone Growth & Income Fund A ("Fund A"). Select Advisors Trust A and Fund A were part of a two-tier master/feeder mutual fund structure, referred to as a Hub and Spoke(R) structure.1 In the Hub and Spoke structure, Fund A invested all of its investable assets in the Growth & Income Portfolio (the "Portfolio") of Select Advisors Portfolios (the "Portfolio Trust"). In addition, Touchstone Growth & Income Fund C ("Fund C") of Select Advisors Trust C invested all of its investable assets in the Portfolio. WSLAC also invested directly in the Portfolio. Fund A, Fund C and WSLAC were the only "spokes" that invested in the Portfolio.

SCUDDER AGREEMENT

         The Advisor served as the investment advisor to the Portfolio Trust. The Advisor, in turn, engaged a portfolio advisor to manage the Portfolio. The Advisor, on behalf of the Portfolio, entered into a portfolio advisory agreement with Scudder, Stevens & Clark, Inc. ("Scudder") dated as of September 1, 1997 (the "Scudder Agreement"). The Board of Trustees of the Portfolio Trust approved the Scudder Agreement at a meeting held on August 15, 1997. The shareholders of Fund A and the shareholders of Fund C (the "A&C Shareholders") and the interest holders of the Portfolio approved the Scudder Agreement on September 18, 1997.

JANUARY 1998 AGREEMENT

         On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder and Zurich Kemper Investments, Inc. ("Kemper"), a subsidiary of Zurich, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc.

-----------------
1 "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc. ("Signature"). The terms "Hub" and "Spoke" are service marks of Signature.

         This transaction (the "Scudder-Zurich Transaction") resulted in the termination of the Scudder Agreement. Consequently, the Advisor, on behalf of the Portfolio, entered into a new portfolio advisory agreement with Scudder Kemper dated as of January 1, 1998 (the "January 1998 Agreement"). The January 1998 Agreement was substantially identical to the Scudder Agreement, except for the effective and termination dates and the change to Scudder's name. The Board of Trustees of the Portfolio Trust approved the January 1998 Agreement at a meeting held on August 15, 1997. The A&C Shareholders and the interest holders of the Portfolio approved the January 1998 Agreement on September 18, 1997.

SEPTEMBER 1998 AGREEMENT

         On September 7, 1998, Zurich consummated a transaction (the "Zurich-B.A.T Transaction") whereby businesses of Zurich, including Zurich's 70% interest in Scudder Kemper, were combined with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") to form a new global insurance and financial services company, known as Zurich Financial Services. By way of a dual holding company structure, Zurich's shareholders own approximately 57% of the new organization, with the balance owned by B.A.T's shareholders.

         Completion of the Zurich-B.A.T Transaction may be deemed to represent a change in the ownership of Scudder Kemper and, as such, had the effect of terminating the January 1998 Agreement. Consequently, the Advisor, on behalf of the Portfolio, entered into a new portfolio advisory agreement with Scudder Kemper dated as of September 7, 1998 (the "September 1998 Agreement"). The Board of Trustees of the Portfolio Trust approved the September 1998 Agreement at a meeting held on September 2, 1998. THE SEPTEMBER 1998 AGREEMENT WAS SUBSTANTIALLY IDENTICAL TO THE JANUARY 1998 AGREEMENT, EXCEPT FOR THE EFFECTIVE AND TERMINATION DATES.

         Scudder Kemper received an order (the "Order") from the Securities and Exchange Commission (the "Commission") permitting the various registered investment companies (the "Affected Funds") for which it served as investment advisor or sub-advisor to obtain shareholder approval of new investment advisory agreements within 150 days of the consummation of the Zurich-B.A.T Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its former investment advisory agreement), instead of before the consummation of the Zurich-B.A.T Transaction. In the remainder of this Proxy Statement, September 7, 1998 is referred to as the "Zurich-B.A.T Closing Date" and the 150 day period beginning September 7, 1998 is referred to as the "Interim Period."

         Pursuant to the Order, each Affected Fund's investment management fees payable to Scudder Kemper are being held in escrow until the earlier of shareholder approval of a new investment advisory agreement or the expiration of the Interim Period. In addition, Scudder Kemper agreed to take all appropriate steps to ensure that the scope and quality of investment advisory services provided to an Affected Fund by Scudder Kemper during the Interim Period will be at least equivalent in the judgment of the Board of Directors (or Trustees) of the

Affected Fund to the scope and quality of services provided by Scudder Kemper under its former investment advisory agreement.

THE TRUST REORGANIZATION

         As of December 31, 1998, each of Fund A and Fund C withdrew its investment from the Portfolio Trust as part of a Reorganization of the Touchstone mutual fund complex (the "Reorganization"). As part of the Reorganization, the following actions were taken.

         - The name of Select Advisors Trust A was changed to Touchstone Series Trust.
         -     The name of Fund A was changed to Touchstone Growth & Income
               Fund.
         - Three classes of shares, Class A, Class C and Class Y, were established in the Fund.
         - Shares of the Fund outstanding on December 31, 1998 were retitled as Class A shares.
         - The Fund acquired all of the assets, subject to the liabilities, of Fund C in exchange for the Fund's Class C shares and the Class C shares were distributed pro rata to the shareholders of Fund C.
         - WSLAC, which previously invested directly in the Portfolio, became the sole shareholder of the Fund's Class Y shares.

         As a result of the Reorganization, all of the persons who beneficially owned shares of beneficial interest of the Portfolio as of December 31, 1998 are now Fund Shareholders. Shareholders of Fund A became Class A shareholders of the Fund, shareholders of Fund C became Class C shareholders of the Fund, and WSLAC became the Class Y shareholder of the Fund.

JANUARY 1999 AGREEMENT

         In connection with the Reorganization, the Trust entered into an investment advisory agreement with the Advisor dated as of January 1, 1999. In turn, the Advisor, on behalf of the Fund, entered into a new sub-advisory agreement with Scudder Kemper dated January 1, 1999 (the "January 1999 Agreement"). The Board of Trustees approved the January 1999 Agreement at a meeting held on December 17, 1998.

         THE JANUARY 1999 AGREEMENT EMBODIES THE SAME TERMS AND FEES AS THE JANUARY 1998 AGREEMENT AND IS SUBSTANTIALLY IDENTICAL TO THE SEPTEMBER 1998 AGREEMENT AND THE JANUARY 1998 AGREEMENT. The January 1999 Agreement differs from the September 1998 and the January 1998 Agreement only in the following ways:

         - the January 1999 Agreement indicates that the Advisor is acting on behalf of the Fund rather than the Portfolio,
         - references in the January 1999 Agreement are to the Fund and the Trust rather than the Portfolio and the Portfolio Trust,

         - related changes in terminology and other conforming changes are reflected in the January 1999 Agreement, and
         -     the effective and termination dates are different.

         The January 1999 Agreement also provides that it will terminate if it is not approved by the Fund Shareholders within 150 days of the Zurich-B.A.T Closing Date. The January 1998 Agreement did not include this provision as it was executed prior to the announcement of the Zurich-B.A.T Transaction. This termination provision, however, is substantially identical to the provision in the September 1998 Agreement except that it refers to approval by a majority of the outstanding voting securities of the Fund rather than the Portfolio.

SHAREHOLDER APPROVAL REQUIREMENT

         Fund Shareholders are being asked to approve the January 1999 Agreement because, pursuant to its terms and the Order, it will terminate if it is not approved by the Fund Shareholders during the Interim Period, which ends on February 4, 1999.

COPIES OF THE JANUARY 1999 AGREEMENT

         A copy of the January 1999 Agreement is attached to this Proxy Statement as Exhibit A-1, and the description set forth in this Proxy Statement of the January 1999 Agreement is qualified in its entirety by reference to Exhibit A-1. A marked copy of the January 1999 Agreement is also attached to the Proxy Statement as Exhibit A-2. The marked copy shows differences between the January 1999 Agreement and the January 1998 Agreement.

TERMS OF THE JANUARY 1999 AGREEMENT

         Under the January 1999 Agreement, Scudder Kemper is entitled to receive from the Advisor a monthly fee on an annual basis equal to 0.50% of the first $150 million of the combined average daily net assets of the Fund and another similar fund (the "Affiliated Fund") in the Touchstone complex (which is also managed by Scudder Kemper for the Advisor) and 0.45% of the combined average daily net assets of the Fund and the Affiliated Fund in excess of $150 million.

         THIS FEE ARRANGEMENT IS SUBSTANTIALLY IDENTICAL TO THE FEE ARRANGEMENT CONTAINED IN THE SEPTEMBER 1998 AGREEMENT, THE JANUARY 1998 AGREEMENT AND THE SCUDDER AGREEMENT.

         For the fiscal year ended December 31, 1998, the Advisor paid Scudder Kemper $__________ for its portfolio advisory services. At January 5, 1999, the net assets of the Fund and the Affiliated Fund under Scudder Kemper's management were approximately $_____________.

         Under the January 1999 Agreement, Scudder Kemper will provide certain investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Act and any rules thereunder, the governing documents of the Trust, the fundamental policies of the Trust and the Fund, any directions that the Advisor or the Board of Trustees may give from time to time with respect to the Fund, and any applicable state or federal laws. In addition, Scudder Kemper will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities will be exercised.

         If the January 1999 Agreement is approved at the Meeting, it will continue in effect until December 31, 1999, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or a vote of the holders of a "majority of the outstanding voting securities" (as defined in the Act) of the Fund, and (2) a majority of the Trustees who are not parties to the January 1999 Agreement or "interested persons" (as defined in the Act) of the Trust or of Scudder Kemper.

         The January 1999 Agreement provides that it may be terminated at any time, without penalty, (1) by the Advisor, by the Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund, upon 60 days written notice, or (2) by Scudder Kemper upon 60 days written notice to the Advisor and the Trust. The January 1999 Agreement will also terminate upon written notice by one party to the other party that the other party is in material breach of the January 1999 Agreement, unless the party in material breach of the January 1999 Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice. In addition, the January 1999 Agreement will terminate if it is not approved by the Fund Shareholders on or before February 4, 1999.

         The affiliated brokerage provisions in the January 1999 Agreement permit Scudder Kemper to place brokerage transactions with broker-dealers affiliated with Scudder Kemper ("Affiliated Brokers"). However, the January 1999 Agreement provides that an Affiliated Broker may effect securities transactions for the Fund only if (1) the commissions, fees or other remuneration received or to be received by an Affiliated Broker are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (2) the Trustees, including a majority of those Trustees who are not interested persons of the Trust, have adopted procedures pursuant to Rule 17e-1 under the Act for determining the permissible level of such commissions. The Board of Trustees has previously adopted such procedures.

         The January 1999 Agreement states that Scudder Kemper's primary objective when placing orders with brokers and dealers will be to obtain the most favorable price and execution available for the Fund. In placing these orders Scudder Kemper may consider a number of factors, including the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive rate), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved, and the availability of the broker or dealer to execute possibly difficult transactions in the future. Scudder Kemper is specifically authorized, to the extent authorized by law, to pay a broker or dealer who provides research services to Scudder Kemper an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer. However, such payments are permissible only if Scudder Kemper determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer and that the Fund derives or will derive a reasonably significant benefit from such research services.

         Scudder Kemper will provide, at its expense, all necessary investment and management facilities, including salaries of personnel required for it to faithfully execute its duties, and administrative facilities, including clerical personnel and equipment necessary for it to conduct the investment advisory affairs of the Fund efficiently (excluding pricing and bookkeeping services). Scudder Kemper is not obligated to pay any expenses for the Fund that are not expressly assumed.

         The January 1999 Agreement provides that Scudder Kemper shall have no liability to the Trust, to any Shareholders of the Fund, or to the Advisor for any act or omission in the course of, or in connection with, rendering services under the January 1999 Agreement, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of Scudder Kemper in the performance of its duties under the January 1999 Agreement.

         The services to be provided by Scudder Kemper under the January 1999 Agreement, the procedures for continuing and terminating the January 1999 Agreement (other than the automatic termination resulting from failure to obtain Shareholder approval on or before February 4, 1999), and the brokerage and liablity provisions are SUBSTANTIALLY IDENTICAL to those of the January 1998 Agreement.

THE ZURICH-B.A.T TRANSACTION

         On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

         In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which held B.A.T's financial services businesses.

         Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services, in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Zurich-B.A.T Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

         Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the Act, of the January 1998 Agreement with Scudder Kemper. As required by the Act, the January 1998 Agreement provided for its automatic termination in the event of its assignment. Accordingly, the Advisor, on behalf of the Portfolio, entered into the September 1998 Agreement, which was approved by the Board of Trustees of the Portfolio Trust on September 2, 1998. Except for the Reorganization, the September 1998 Agreement would have been submitted for approval by the A&C Shareholders and the interest holders of the Portfolio. Since the January 1999 Agreement became effective during the Interim Period, the January 1999 Agreement is now being submitted for approval by the Fund Shareholders.

INFORMATION ABOUT ZURICH

         Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

INFORMATION ABOUT B.A.T'S FINANCIAL SERVICES BUSINESSES

         B.A.T's financial services businesses include: the Farmer's Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third-party assets.

         Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

INFORMATION ABOUT SCUDDER KEMPER

         Scudder Kemper maintains offices at 345 Park Avenue, New York, New York 10154. Scudder Kemper is a Delaware corporation and is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Zurich Kemper Investments, Inc. ("Kemper"), is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

         Exhibit B contains information about other registered investment companies that are advised by Scudder Kemper and have an investment objective similar to the Fund's investment objective.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF SCUDDER KEMPER


NAME AND ADDRESS                      POSITION WITH SCUDDER KEMPER             PRINCIPAL OCCUPATION
------------------------------------- ---------------------------------------- ---------------------------------------

Rolf Huppi                            Director and Chairman                    Officer of Zurich Financial Services
Mythenquai 2
Zurich, Switzerland

Edmond D. Villani                     Director, President and Chief            Managing Director of Scudder
345 Park Avenue                       Executive Officer
New York NY 10154

NAME AND ADDRESS                      POSITION WITH SCUDDER KEMPER             PRINCIPAL OCCUPATION
------------------------------------- ---------------------------------------- ---------------------------------------

Stephen R. Beckwith                   Treasurer and Chief Financial Officer    Managing Director of Scudder
345 Park Avenue
New York NY 10154

Kathryn L. Quirk                      General Counsel, Chief Compliance        Managing Director of Scudder
345 Park Avenue                       Officer and Secretary
New York NY 10154

Lynn S. Birdsong                      Director and Vice President              Managing Director of Scudder
345 Park Avenue
New York NY 10154

Cornelia M. Small                     Director and Vice President              Managing Director of Scudder
345 Park Avenue
New York NY 10154

Laurence Cheng                        Director                                 Senior Partner of Capital Z Partners,
Mythenquai 2                                                                   an investment fund
Zurich, Switzerland

Gunther Gose                          Director                                 Chief Financial Officer of Zurich
Mythenquai 2                                                                   Financial Services
Zurich, Switzerland

William H. Bolinder                   Director                                 Member of the Group Executive Board
1400 American Lane                                                             of Zurich Financial Services
Schaumburg, Illinois

         The outstanding voting securities of Scudder Kemper are held of record as follows: 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of Scudder Kemper's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among Scudder Kemper, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc., Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of Scudder Kemper.

         Pursuant to the Security Holders Agreement, the Board of Directors of Scudder Kemper consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

         The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related businesses, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registrations rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

SHARE OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

         As of January 5, 1999, the following persons were record owners of more than 5% of the outstanding Class A shares of the Fund:

Name and Address of Record Owner                          Number of Shares                    Percent of Class
--------------------------------------------------------- ----------------------------------- -----------------------
Western-Southern Life Assurance Company                                                       _____%
400 Broadway, Cincinnati OH  45202


         As of January 5, 1999, the following persons were record owners of more than 5% of the outstanding Class C shares of the Fund:

Name and Address of Record Owner                          Number of Shares                    Percent of Class
--------------------------------------------------------- ----------------------------------- -----------------------

Western-Southern Life Assurance Company                                                       ______%
400 Broadway, Cincinnati OH  45202


         As of January 5, 1999, the following persons were record owners of more than 5% of the outstanding Class Y shares of the Fund:

Name and Address of Record Owner                          Number of Shares                    Percent of Class
--------------------------------------------------------- ----------------------------------- -----------------------

Western-Southern Life Assurance Company                                                       100%
400 Broadway, Cincinnati OH  45202

         To the knowledge of the Trust, no other shareholder owned of record more than 5% of the outstanding shares of any class of shares of the Fund as of the same date. [AS OF JANUARY 5, 1999, THE TRUSTEES AND OFFICERS OF THE TRUST AS A GROUP OWNED OF RECORD LESS THAN 1% OF THE OUTSTANDING SHARES OF THE FUND.]

TRUSTEES' EVALUATION OF THE SEPTEMBER 1998 AGREEMENT

         On September 2, 1998, the Board of Trustees of the Portfolio Trust, including the Trustees of the Portfolio Trust who were not parties to the September 1998 Agreement or "interested persons" (as defined in the Act) of the Portfolio or the Portfolio Trust (the "Independent Portfolio Trustees"), approved the September 1998 Agreement.

         For purposes of reviewing the September 1998 Agreement, Scudder Kemper furnished the Board of Trustees of the Portfolio Trust, including the Independent Portfolio Trustees, with information about the proposed Zurich-B.A.T Transaction, including information provided to the shareholders of Zurich and B.A.T and information about the structure of the proposed Zurich-B.A.T Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T expected to be acquired by Scudder Kemper following completion of the Zurich-B.A.T Transaction. Scudder Kemper also advised the Board of Trustees of the Portfolio Trust that the proposed Zurich-B.A.T Transaction would not have a material effect on the operations of the Portfolio.

         The Trustees of the Portfolio Trust also relied on representations by Scudder Kemper that:

         - no changes would be made in operational management or persons ultimately in control of Scudder Kemper,
         - the same Scudder Kemper personnel would continue to provide advisory services to the Portfolio,
         - Scudder Kemper would continue to be the global asset management platform for the Zurich Group,
         - the advisory services provided by Scudder Kemper would be enhanced by the addition of B.A.T personnel, and
         - the tobacco-related businesses of B.A.T would not adversely affect B.A.T's financial services businesses.

Furthermore, the Board of Trustees of the Portfolio Trust considered the commitment of Scudder Kemper to pay for or reimburse the Portfolio Trust and its affiliates for expenses incurred in connection with the Zurich-B.A.T Transaction.

         The Trustees also considered that the compensation payable to Scudder Kemper by the Advisor under the September 1998 Agreement was payable at the same rate as the compensation payable by the Advisor to Scudder Kemper under the January 1998 Agreement and that the terms of the September 1998 Agreement were substantially unchanged from the January 1998 Agreement. Accordingly, the Board of Trustees of the Trust concluded that the

Fund would receive investment advisory services under the September 1998 Agreement that were equal or superior to those it received under the January 1998 Agreement, at the same fee levels.

TRUSTEES' EVALUATION OF THE JANUARY 1999 AGREEMENT

         On December 17, 1998, the Board of Trustees of the Trust, including the Trustees of the Trust who are not parties to the January 1999 Agreement or "interested persons" (as defined in the Act) of the Fund or the Trust (the "Independent Trustees"), approved the January 1999 Agreement. The Board of Trustees believes that the terms of the January 1999 Agreement are fair to, and in the best interest of, the Fund and the Shareholders and recommends that the Shareholder approve the January 1999 Agreement.

         In evaluating the January 1999 Agreement, the Board of Trustees considered a number of factors, including:

         -     the nature, quality and extent of the services furnished by
         - Scudder Kemper, Scudder Kemper's experience and investment record,
         - comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to the Fund,
         -     the scope of Scudder Kemper's portfolio management activities,
         -     Scudder Kemper's investment philosophy and process
         - the advantages and possible disadvantages to the Fund of having a sub-adviser that also serves other investment companies as well as other accounts, and
         - Scudder Kemper's financial resources and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Fund.

The Trustees also considered that the compensation payable to Scudder Kemper by the Advisor under the January 1999 Agreement is payable at the same rate as the compensation payable by the Advisor to Scudder Kemper under the January 1998 Agreement and that the terms of the January 1999 Agreement are substantially unchanged from the January 1998 Agreement.

GENERAL INFORMATION

PROXY SOLICITATION

         The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile and personal contact by directors, officers and regular employees of the Advisor. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by Scudder Kemper or its affiliates and not by the Fund or the Trust.

         [INSERT INFORMATION ABOUT PROXY SOLICITATION FIRM]

OTHER MATTERS TO COME BEFORE THE MEETING

         The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION ABOUT THE ADVISOR AND OTHER SERVICE PROVIDERS

         The Advisor is an indirect, wholly-owned subsidiary of WSLAC. The address of the Advisor is 311 Pike Street, Cincinnati, Ohio 45202, and the address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202.

         Touchstone Securities, Inc. serves as the principal underwriter of the shares of the Trust, including shares of the Fund. The address of Touchstone Securities, Inc. is 311 Pike Street, Cincinnati, Ohio 45202. For the fiscal year ended December 31, 1997, Touchstone Securities, Inc. received $_________ in underwriting commissions from the funds and portfolios in the Touchstone complex.

         Investors Bank & Trust Company provides administrative, custodial and fund accounting services for the Trust and the Fund and serves as transfer agent for the Trust. The address of Investors Bank is 200 Clarendon Street, Boston, Massachusetts 02116.

PORTFOLIO TRANSACTIONS

         The Fund does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the fiscal year ended December 31, 1997, brokerage transactions were not placed with any person affiliated with the Fund, the Trust, the Portfolio, the Portfolio Trust, the Advisor or Scudder Kemper.

SHAREHOLDER PROPOSALS

         The Meeting is a special meeting of Shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Fund Shareholders. If a regular annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

REPORTS TO SHAREHOLDERS

         The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request within three business days of the request. Requests for such reports should be made by calling (800) 669-2796 (press 3) or by writing to the Trust, 311 Pike Street, Cincinnati, Ohio 45202.

INFORMATION FROM SCUDDER

         All information contained in this Proxy Statement and the accompanying materials about Scudder, Scudder Kemper, Zurich, Zurich Financial Services, B.A.T and their respective affiliates and the Zurich-B.A.T Transaction has been provided by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                       By Order of the Board of Trustees
                                       of the Trust.


                                       Andrew S. Josef
                                       Secretary


January 5, 1999
Cincinnati, Ohio

                                   EXHIBIT A-1

                             JANUARY 1999 AGREEMENT


                             SUB-ADVISORY AGREEMENT

                         TOUCHSTONE GROWTH & INCOME FUND
                             TOUCHSTONE SERIES TRUST

         This SUB-ADVISORY AGREEMENT is made as of January 1, 1999, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Sub-Advisor").

         WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Series Trust (formerly Select Advisors Trust A) (the "Trust"), a Massachusetts business trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act") to provide investment advisory services to the Touchstone Growth & Income Fund (the "Fund"); and

         WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Advisor hereby represents that (i) it has authority under the Advisory Agreement to appoint the Sub-Advisor to act as an investment advisor to the Trust, and (ii) this Agreement is valid and binding upon the Advisor. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

         2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

                  a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust, the Advisor or BARRA RogersCasey, Inc.
         shall from time to time reasonably request.

                  b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund in a manner comparable to the support provided to comparable clients of the Sub-Advisor, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 6, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, provided counsel to the Trust determine that the use of such information and the manner of presentation of such information is legally permissible, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) with respect to clients whose names are provided to the Advisor by the Sub-Advisor in writing prior to use, permission to use the names of these clients, subject to any restrictions imposed by clients on the use of such names or by the Investment Advisors Act of 1940 and the rules adopted thereunder.

                  c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by
         Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor shall seek to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly and at such other times as reasonably requested by the Board of Trustees, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                  d. The Sub-Advisor may execute standard account documentation, agreements, contracts and other documents (collectively, the "Account Documents") as the Sub-Advisor may be requested by brokers, dealers, counterparties and other persons in connection with the Sub-Advisor's management of the Fund Assets, provided that the Advisor and the Trust's Board of Trustees first authorize the Sub-Advisor to execute Account Documents. In such respect, and only for this limited purpose, the Sub-Advisor shall act as the agent and/or attorney-in-fact of the Trust and/or the Advisor.

                  e. The Advisor recognizes that, subject to the provisions of
         Section 2c, Scudder Investor Services, Inc. or its successor ("SIS"), an affiliate of the Sub-Advisor, may act as the regular broker for the Fund so long as it is lawful for it so to act and that SIS may be a major recipient of brokerage commissions paid by the Fund. SIS may effect securities transactions for the Fund only if (i) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (ii) the Trustees, including a majority of those Trustees who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the 1940 Act for determining the permissible level of such commissions.

                  f. The Advisor understands that (i) when orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions generally will be executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first, (ii) although all orders placed on behalf of the Fund will be considered free trades, having an order placed first in the market does not necessarily guarantee the most favorable price, and
         (iii) purchases will be combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned.

                  g. The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor for the provision of certain personnel and facilities to the Sub-Advisor to better enable it to fulfill its duties and obligations under this Agreement.

                  h. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  i. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                  j. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to seek to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3.       COMPENSATION OF THE SUB-ADVISOR.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.50% of the first $150 million of the average daily net assets of the Combined Funds, and 0.45% of such average daily net assets in excess of $150 million.

                  b. "Combined Funds," for purposes of this Section 3, means the combined assets of the Fund and the Touchstone Growth & Income Fund of the Touchstone Variable Series Trust, to which the Sub-Advisor also acts as an investment advisor.

                  c. The fee of the Sub-Advisor hereunder shall be computed and accrued daily and paid monthly. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this
         Section 3a, the fee to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Combined Funds shall be computed by the same method as the Trust and the Touchstone Variable Series Trust use, respectively, to compute the net asset value of each such Fund for purposes of purchases and redemptions of interests thereof.

                  d. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

         4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. Furthermore, it is understood that the Sub-Advisor may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time and nature of the action taken, with respect to the Fund. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the performance of other comparable accounts to whom the Sub-Advisor provides services and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees, on an ongoing basis, to notify the Advisor of any change in the individual(s) responsible for day-to-day management of the Fund and any material change in the investment strategies employed by the Sub-Advisor in managing the Fund. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of investment opportunities among the Fund and its other clients.

         It is understood that the Sub-Advisor may become interested in the Trust as an interest holder or otherwise.

         The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

         Nothing in this Agreement shall prevent the Sub-Advisor, any parent, subsidiary or affiliate, or any director or officer thereof, from acting as investment advisor for any other person, firm, or corporation, and shall not in any way limit or restrict the Sub-Advisor or any of its directors, officers, stockholders or employees from buying, selling or trading any securities or commodities for its or their own account or for the account of others for whom it or they may be acting, if such activities will not adversely affect or otherwise impair the performance by the Sub-Advisor of its duties and obligations under this Agreement. The Sub-Advisor will (i) supply to the Advisor, upon the execution of this Agreement, with a true copy of its currently effective Code of Ethics and policies regarding insider trading and

(ii) thereafter supply to Advisor copies of any amendments to or restatements of such Code of Ethics or insider trading policies. The Sub-Advisor agrees to provide the Advisor, on a quarterly basis, a report with respect to material violations of the Sub-Advisor's Code of Ethics or insider trading policies by portfolio managers who have responsibility for managing the Fund or a written statement indicating that no such violations have occurred during the quarter. In addition, the Sub-Advisor agrees to provide to the Advisor such other information concerning violations of its Code of Ethics or insider trading policies to the same extent that it provides such information to the Boards of Directors of its proprietary mutual funds. The parties agree to be bound by the provisions of Rule 17j-1 under the 1940 Act as it may be amended to the extent that the provisions of the Rule are stricter than the provisions of this paragraph.

         5. PROVISION OF INFORMATION BY THE ADVISOR. To facilitate the Sub-Advisor's fulfillment of its obligations under this Agreement, the Advisor agrees (i) promptly to provide the Sub-Advisor with all amendments or supplements to the Trust's registration statements, its Agreement and Declaration of Trust, and its By-Laws, (ii) on an ongoing basis, to notify the Sub-Advisor expressly in writing of each change in the fundamental and nonfundamental investment policies of the Fund, (iii) to provide or cause to be provided to the Sub-Advisor on an ongoing basis such assistance as may reasonably be requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Fund's affairs,
(iv) to provide or cause to be provided to the Sub-Advisor on an ongoing basis such information as is reasonably requested by the Sub-Advisor for performance by the Sub-Advisor of its obligations under this Agreement and the Sub-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if such alleged breach or negligent act is the result of the Advisor's failure to provide or cause to be provided such requested information and the Sub-Advisor's reliance on the information most recently furnished to the Sub-Advisor, and (v) promptly to provide the Sub-Advisor with any guidelines and procedures applicable to the Sub-Advisor or the Fund adopted from time to time by the Board of Trustees of the Trust and all amendments thereto.

         6. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. Upon termination of this Agreement, the Advisor and the Trust shall immediately cease to use the name of the Sub-Advisor.

         7. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any holder of an interest in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Sub-Advisor shall not be liable to the Advisor or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust, provided such action or inaction of such other service providers to the Fund is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or reckless disregard of, the duties of the Sub-Advisor under this Agreement. As used in this Section 7, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

         8. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited, in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

         9. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10.       RENEWAL, TERMINATION AND AMENDMENT.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 1999; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                  c. If this Agreement is not approved by the favorable vote of a majority of the outstanding voting securities of the Fund during the 150-day period after the effective date of the Agreement, it will terminate as of the close of business on the last day of such period.

                  d. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after the written notice.

                  e. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

                  f. The terms "affiliated persons," "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in Section 2(a) of the 1940 Act.

         11. SEVERABILITY AND INCORPORATED EFFECT. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of specific or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        12. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 345 Park Avenue, New York, New York 10154.

         13. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio, or any applicable provisions of the 1940 Act. To the extent that the laws of the State of Ohio, or any of the provisions in the Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                     TOUCHSTONE ADVISORS, INC.
Attest:

                                     BY
------------------------------           ------------------------------
                                         Edward G. Harness, Jr.
Name:                                    President
     -------------------------
Title:
      ------------------------


                                     SCUDDER KEMPER INVESTMENTS, INC.
Attest:

                                     BY
------------------------------           ------------------------------

Name:                                Name:
     -------------------------            -----------------------------
Title:                               Title:
      ------------------------             ----------------------------

                                   EXHIBIT A-2

                      COMPARISON OF JANUARY 1999 AGREEMENT
                            TO JANUARY 1998 AGREEMENT


                       Deletions appear as bracketed text
                        Additions appear as "bold" text



                             SUB-ADVISORY AGREEMENT

                         TOUCHSTONE GROWTH & INCOME FUND
                             TOUCHSTONE SERIES TRUST

                          [Portfolio Advisory Agreement

                            Select Advisors Portfolio
                            Growth & Income Portfolio
                          Growth & Income II Portfolio]

         This [Portfolio] SUB-Advisory Agreement is made as of [the 1st day of January, 1998] JANUARY 1, 1999, by and between Touchstone Advisors, Inc., an Ohio corporation (the "Advisor"), and Scudder Kemper Investments, Inc., a Delaware corporation [(the "Portfolio Advisor")] (THE "SUB-ADVISOR").

         WHEREAS, the Advisor [has been organized to operate as] IS an investment advisor registered under the Investment Advisers Act of 1940, as amended [(the "Advisers Act")], and has been retained by TOUCHSTONE SERIES TRUST (FORMERLY Select Advisors [Portfolios] TRUST A) (the "Trust"), a [New York] MASSACHUSETTS BUSINESS trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end DIVERSIFIED management investment company under the Investment Company Act of 1940 (the "1940 Act") to provide investment advisory services to the [Growth & Income Portfolio and the Growth and Income II Portfolio (herein together the "Portfolio")] TOUCHSTONE GROWTH & INCOME FUND (THE "FUND"); and

         WHEREAS, the [Portfolio] SUB-Advisor also is an investment advisor registered under the INVESTMENT Advisers Act OF 1940, AS AMENDED; and

         WHEREAS, the Advisor desires to retain the [Portfolio] SUB-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the [Portfolio] FUND, and the [Portfolio] SUB-Advisor is willing to furnish such services to the Advisor and the [Portfolio] FUND;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the [Portfolio] SUB-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the [Portfolio] SUB-Advisor to manage the investment and reinvestment of those assets of the [Portfolio] FUND allocated to it by the Advisor (the "[Portfolio] FUND Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Advisor hereby represents that (i) it has authority under the Advisory Agreement to appoint the [Portfolio] SUB-Advisor to act as an investment [adviser] ADVISOR to the Trust, and (ii) this Agreement is valid and binding upon the Advisor. The [Portfolio] SUB-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The [Portfolio] SUB-Advisor shall at all times maintain its registration as an investment advisor under the INVESTMENT Advisers Act OF 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The [Portfolio] SUB-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the [Portfolio] FUND.

         2. Duties of the [Portfolio] SUB-Advisor. The [Portfolio] SUB-Advisor will provide the following services and undertake the following duties:

                  a. The [Portfolio] SUB-Advisor will manage the investment and reinvestment of the [Portfolio Assets] ASSETS OF THE FUND, subject to and in accordance with the investment objectives, policies and restrictions of the [Portfolio] FUND and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the [Portfolio] FUND. In furtherance of the foregoing, the [Portfolio] SUB-Advisor will make all determinations with respect to the investment of the [Portfolio Assets] ASSETS OF THE FUND and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The [Portfolio] SUB-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The [Portfolio] SUB-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey [Consulting], Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the [Portfolio] SUB-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the [Portfolio] FUND and the [Portfolio] SUB-Advisor as the Trust, the Advisor or BARRA RogersCasey [Consulting], Inc. shall from time to time reasonably request.

                  b. The [Portfolio] SUB-Advisor shall provide support to the Advisor with respect to the marketing of the [Portfolio] FUND in a manner comparable to the support provided to comparable clients of the [Portfolio] SUB-Advisor, including but not limited to: (i) permission to use the [Portfolio] SUB-Advisor's name as provided in Section 6,
         (ii) permission to use the past performance and investment history of the [Portfolio] SUB-Advisor as the same is applicable to the [Portfolio] FUND, provided counsel to the Trust determine that the use of such information and the manner of presentation of such information is legally permissible, (iii) access to the individual(s) responsible for day-to-day management of the [Portfolio] FUND for marketing conferences, teleconferences and other activities involving the promotion of the [Portfolio] FUND, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the [Portfolio] SUB-Advisor and individual manager(s), and (v) with respect to clients whose names are provided to the Advisor by the [Portfolio] SUB-Advisor in writing prior to use, permission to use the names of these clients, subject to any restrictions imposed by [these] clients on the use of such names or by the [Advisers] INVESTMENT ADVISORS Act OF 1940 and the rules adopted thereunder.

                  c. The [Portfolio] SUB-Advisor will, in the name of the [Portfolio] FUND, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the [Portfolio] SUB-Advisor will create and maintain all necessary brokerage records of the [Portfolio] FUND in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the [Portfolio] SUB-Advisor shall seek to obtain the most favorable price and execution available for the [Portfolio] FUND, and in placing such orders the [Portfolio] SUB-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the [Portfolio] FUND (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The [Portfolio] SUB-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the [Portfolio] SUB-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the [Portfolio] SUB-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the [Portfolio] SUB-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the [Portfolio] FUND derives or will derive a reasonably significant benefit from such research services. The [Portfolio] SUB-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly and at such other times as reasonably requested by the Board of Trustees, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                  d. The [Portfolio] SUB-Advisor may execute standard account documentation, agreements, contracts and other documents (collectively, THE "Account Documents") as the [Portfolio] SUB-Advisor may be requested by brokers, dealers, counterparties and other persons in connection with the [Portfolio] SUB-Advisor's management of the [Portfolio] FUND Assets, provided that the Advisor and the Trust's Board of Trustees first authorize the [Portfolio] SUB-Advisor to execute Account Documents. In such respect, and only for this limited purpose, the [Portfolio] SUB-Advisor shall act as the agent and/or attorney-in-fact of the Trust and/or the Advisor.

                  e. The Advisor recognizes that, subject to the provisions of
         Section 2c, Scudder Investor Services, Inc. or its successor ("SIS"), an affiliate of the [Portfolio] SUB-Advisor, may act as the regular broker for the [portfolio] FUND so long as it is lawful for it so to act and that SIS may be a major recipient of brokerage commissions paid by the [portfolio] FUND. SIS may effect securities transactions for the [portfolio] FUND only if (i) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (ii) the Trustees, including a majority of those Trustees who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the 1940 Act for determining the permissible level of such commissions.

                  f. The Advisor understands that (i) when orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the [Portfolio] SUB-Advisor or its affiliates, the transactions generally will be executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first, (ii) although all orders placed on behalf of the [Portfolio] FUND will be considered free trades, having an order placed first in the market does not necessarily guarantee the most favorable price, and (iii) purchases will be combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the [Portfolio] FUND is concerned.

                  g. The [Portfolio] SUB-Advisor may enter into arrangements with other persons affiliated with the [Portfolio] SUB-Advisor for the provision of certain personnel and facilities to the [Portfolio] SUB-Advisor to better enable it to fulfill its duties and obligations under this Agreement.

                  h. In the event of any reorganization or other change in the [Portfolio] SUB-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the [Portfolio] SUB-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  i. The [Portfolio] SUB-Advisor will bear its expenses of providing services to the [Portfolio] FUND pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                  j. The [Portfolio] SUB-Advisor will manage the [Portfolio] FUND Assets and the investment and reinvestment of such assets so as to seek to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3.       Compensation of the [Portfolio] SUB-Advisor.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the [Portfolio] SUB-Advisor, the Advisor will pay to the [Portfolio] SUB-Advisor a monthly fee equal on an annual basis to 0.50% of the first $150 million of the average daily net assets of the [Portfolio] COMBINED FUNDS, and 0.45% of such average daily net assets in excess of $150 million.

                  b. "COMBINED FUNDS," FOR PURPOSES OF THIS SECTION 3, MEANS THE COMBINED ASSETS OF THE FUND AND THE TOUCHSTONE GROWTH & INCOME FUND OF THE TOUCHSTONE VARIABLE SERIES TRUST, TO WHICH THE SUB-ADVISOR ALSO ACTS AS AN INVESTMENT ADVISOR.

                  [b]C. The fee of the [Portfolio] SUB-Advisor hereunder shall be computed and accrued daily and paid monthly. If the [Portfolio] SUB-Advisor serves in such capacity for less than the whole of any period specified in THIS Section 3a, the fee to the [Portfolio] SUB-Advisor shall be prorated. For purposes of calculating the [Portfolio] SUB-Advisor's fee, the daily value of the [Portfolios net assets] COMBINED FUNDS shall be computed by the same method as the Trust [uses] AND THE TOUCHSTONE VARIABLE SERIES TRUST USE, RESPECTIVELY, to compute the net asset value of [the Portfolio] EACH SUCH FUND for purposes of purchases and redemptions of interests thereof.

                  [c]D. The [Portfolio] SUB-Advisor reserves the right to waive all or a part of its fees hereunder.

         4. Activities of the [Portfolio] SUB-Advisor. It is understood that the [Portfolio] SUB-Advisor may perform investment advisory services for various other clients, including other investment companies. Furthermore, it is understood that the [Portfolio] SUB-Advisor may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time and nature of THE action taken, with respect to the [Portfolio] FUND. The [Portfolio] SUB-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the [Portfolio] SUB-Advisor, (ii) the nature and amount of transactions affecting the [Portfolio] FUND that involve the [Portfolio] SUB-Advisor and affiliates of the [Portfolio] SUB-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the [Portfolio] FUND and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the [Portfolio] FUND, the [Portfolio's] FUND'S performance, the performance of other comparable accounts to whom the [Portfolio] SUB-Advisor provides services, and the plans of, and the capability of, the [Portfolio] SUB-Advisor with respect to providing future services to the [Portfolio] FUND and its other accounts. The [Portfolio] SUB-Advisor agrees, on an ongoing basis, to notify the Advisor of any change in the individual(s) responsible for day-to-day management of the [Portfolio] FUND and any material change in the investment strategies employed by the [Portfolio] SUB-Advisor in managing the [Portfolio] FUND. At least annually, the [Portfolio] SUB-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The [Portfolio] SUB-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of investment opportunities among the [Portfolio] FUND and its other clients.

         It is understood that the [Portfolio] SUB-Advisor may become interested in the Trust as an interest holder or otherwise.

         The [Portfolio] SUB-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the [Portfolio] SUB-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

         Nothing in this Agreement shall prevent the [Portfolio] SUB-Advisor, any parent, subsidiary or affiliate, or any director or officer thereof, from acting as investment advisor for any other person, firm, or corporation, and shall not in any way limit or restrict the [Portfolio] SUB-Advisor or any of its directors, officers, stockholders or employees from buying, selling or trading any securities or commodities for its or their own account or for the account of others for whom it or they may be acting, if such activities will not adversely affect or otherwise impair the performance by the [Portfolio] SUB-Advisor of its duties and obligations under this Agreement. The [Portfolio] SUB-Advisor will
(i) supply to the Advisor, upon the execution of this Agreement, with a true copy of its currently effective Code of Ethics and policies regarding insider trading and (ii) thereafter supply to Advisor copies of any amendments to or restatements of such Code of Ethics or insider trading policies. The [Portfolio] SUB-Advisor agrees to provide the Advisor, on a quarterly basis, a report with respect to material violations of the [Portfolio] SUB-Advisor's Code of Ethics or insider trading policies by portfolio managers who have responsibility for managing the [Portfolio] FUND or a written statement indicating that no such violations have occurred during the quarter. In addition, the [Portfolio] SUB-Advisor agrees to provide to the Advisor SUCH other information concerning violations of its Code of Ethics or insider trading policies to the same extent [as] THAT it provides such information to the Boards of Directors of its proprietary mutual funds. The parties agree to be bound by the provisions of Rule 17j-1 under the 1940 Act as it may be amended to the extent that the provisions of the Rule are stricter than the provisions of this paragraph.

         5. Provision of Information by the Advisor. To facilitate the [Portfolio Advisors] SUB-ADVISOR'S fulfillment of its obligations under this Agreement, the Advisor agrees (i) promptly to provide the [Portfolio] SUB-Advisor with all amendments or supplements to the Trust's registration statements, its Agreement and Declaration of Trust, and its By-Laws, (ii) on an ongoing basis, to notify the [Portfolio] SUB-Advisor expressly in writing of each change in the fundamental and nonfundamental investment policies of the [Portfolio] FUND, (iii) to provide or cause to be provided to the [Portfolio] SUB-Advisor on an ongoing basis such assistance as may be reasonably BE requested by the [Portfolio] SUB-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the [Portfolio] FUND, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolios FUND'S affairs, (iv) to provide or cause to be provided to the [Portfolio] SUB-Advisor on an ongoing basis such information as is reasonably requested by the [Portfolio] SUB-Advisor for performance by the [Portfolio] SUB-Advisor of its obligations under this Agreement and the [Portfolio] SUB-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if such alleged breach or negligent act is the result of the Advisor's failure to provide or cause to be provided such requested information and the [Portfolio] SUB-Advisor's reliance on the information most recently furnished to the [Portfolio] SUB-Advisor, and (v) promptly to provide the [Portfolio] SUB-Advisor with any guidelines and procedures applicable to the [Portfolio] SUB-Advisor or the [Portfolio] FUND adopted from time to time by the Board of Trustees of the Trust and all amendments thereto.

         6. Use of Names. Neither the Advisor nor the Trust shall use the name of the [Portfolio] SUB-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the [Portfolio] SUB-Advisor; provided, however, that the [Portfolio] SUB-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The [Portfolio] SUB-Advisor shall not use the name of the Advisor or the Trust in any material relating to the [Portfolio] SUB-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the [Portfolio] SUB-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. Upon termination of this Agreement, the Advisor and the Trust shall immediately cease to use the name of the [Portfolio] SUB-Advisor.

         7. Limitation of Liability of the [Portfolio] SUB-Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the [Portfolio] SUB-Advisor, the [Portfolio] SUB-Advisor shall not be subject to liability to the Advisor, the Trust or to any holder of an interest in the [Portfolio] FUND for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The [Portfolio] SUB-Advisor shall not be liable to the Advisor or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust, provided such action or inaction of such other service providers to the [Portfolio] FUND is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or [from] reckless disregard of, the duties of the [Portfolio] SUB-Advisor under this Agreement. As used in this Section 7, the term "[Portfolio] SUB-Advisor" shall include the [Portfolio] SUB-Advisor and/or any of its affiliates and the directors, officers and employees of the [Portfolio] SUB-Advisor and/or any of its affiliates.

         8. Limitation of Trust's Liability. The [Portfolio] SUB-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The [Portfolio] SUB-Advisor agrees that (i) the Trust's obligations to the [Portfolio] SUB-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited, in any event to the assets of the [Portfolio] FUND and (ii) the [Portfolio] SUB-Advisor shall not seek satisfaction of any such obligation from the holders of [interests in] SHARES OF the [Portfolio] FUND nor from any Trustee, officer, employee or agent of the Trust.

         9. Force Majeure. The [Portfolio] SUB-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the [Portfolio] SUB-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10.      Renewal, Termination and Amendment.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, [1998] 1999; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the [Portfolio] FUND or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the [Portfolio] SUB-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the [Portfolio] FUND, in any such case upon not less than 60 days' prior written notice to the [Portfolio] SUB-Advisor and (ii) by the [Portfolio] SUB-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                  c. IF THIS AGREEMENT IS NOT APPROVED BY THE FAVORABLE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND DURING THE 150-DAY PERIOD AFTER THE EFFECTIVE DATE OF THE AGREEMENT, IT WILL TERMINATE AS OF THE CLOSE OF BUSINESS ON THE LAST DAY OF SUCH PERIOD.

                  [c]D. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of [the] THIS Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after the written notice.

                  [d]E. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the [Portfolio] FUND affected by such change.

                  [e]F. The terms "affiliated persons," "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in Section 2(a) of the 1940 Act.

         11. Severability and Incorporated Effect. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of specific or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        12. Notice. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the [Portfolio] SUB-Advisor shall be 345 Park Avenue, New York, New York 10154.

         13. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio, or any applicable provisions of the 1940 Act. To the extent that the laws of the State of Ohio, or any of the provisions in the Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                        Touchstone Advisors, Inc.
Attest:

                                        BY
                                             Edward G. Harness, Jr.
Name:                                        President

Title:


                                        Scudder Kemper Investments, Inc.
Attest:

                                        BY

Name:                                   Name:

Title:                                  Title:

                                    EXHIBIT B

         The following table contains information about other registered investment companies or separate portfolios of other registered investment companies that are advised by Scudder Kemper and have an investment objective similar to the Fund's investment objective. Information is shown as of the end of each fund's last fiscal year, except net asset information for Kemper U.S. Growth and Income Fund is shown as of the semi-annual period ended April 30, 1998.

          FUND                           OBJECTIVE                        FEE RATE                   NET ASSETS

Scudder Variable Life           Long term growth of capital,       0.475% of net assets          $  163,603,606
  Investment Fund Growth        current income and growth of
  And Income Portfolio          income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common stocks.

AARP Growth and Income          Long term capital growth and       0.350% to $2 billion          $6,606,012,897
   Fund                         income, consistent with a share    0.330% next $2 billion
                                price more stable than other       0.300% next $2 billion
                                growth and income mutual funds,    0.280% next $2 billion
                                through investment primarily in    0.260% next $3 billion
                                common stocks with above-average   0.250% next $3 billion
                                dividend yields and securities     0.240% thereafter
                                convertible into common stocks.    INDIVIDUAL FUND FEE
                                                                   1.190% of net assets

Kemper Blue Chip Fund           Growth of capital and income       0.580% to $250 million        $  446,891,000
                                                                   0.550% next $750 million
                                                                   0.530% next $1.5 billion
                                                                   0.510% next $2.5 billion
                                                                   0.480% next $2.5 billion
                                                                   0.460% next $2.5 billion
                                                                   0.440% next $2.5 billion
                                                                   0.420% thereafter

Kemper U.S. Growth and          Long-term growth of capital,       0.600% to $250 million        $    3,864,000
  Income Fund                   current income and growth of       0.570% next $750 million
                                income.                            0.550% next $1.5 billion
                                                                   0.530% thereafter

Touchstone Growth and           Long-term capital appreciation     0.50% to $150 million         $____________
  Income Fund of                and dividend income through        0.45% thereafter
  Touchstone Series             investment primarily in common     (based on the combined net
  Variable Trust (the           stocks of high quality.            assets of the Touchstone
  ("Touchstone Insurance                                           Insurance Fund and the Fund)
  Fund")

                         TOUCHSTONE GROWTH & INCOME FUND
                      (a series of Touchstone Series Trust)

         The undersigned appoints Edward G. Harness, Jr., David Dennison and Andrew S. Josef and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Meeting of the Shareholders of the Touchstone Growth & Income Fund, a separate series of the Touchstone Series Trust, to be held at 10:00 a.m. on January 28, 1999, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio, and at any adjournment thereof.


--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. AS TO ANY OTHER MATTER, ALL PROXIES WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSAL.

Please vote by checking your response.

To approve or disapprove a new sub-advisory     FOR      AGAINST      ABSTAIN
agreement between Touchstone Advisors, Inc.     [ ]        [ ]          [ ]
and Scudder Kemper Investments, Inc.

Total shares attributable to the undersigned:  _________________


--------------------------------------------------------------------------------


PLEASE VOTE, DATE AND SIGN EXACTLY AS      Note: The undersigned hereby
YOUR NAME APPEARS BELOW, AND RETURN        acknowledges receipt of  the notice
THIS FORM IN THE ENCLOSED                  of meeting and proxy statement and
SELF-ADDRESSED ENVELOPE.                   revokes any proxy heretofore given
                                           with respect to the votes covered by
                                           this proxy.

                                           Dated:  ___________________, 1999


                                           ---------------------------------
                                           Signature


                                           ---------------------------------
                                           Signature If Jointly Held